

                             LETTER OF TRANSMITTAL
                       TO TENDER SHARES OF COMMON STOCK
                                      OF
                      KNAPE & VOGT MANUFACTURING COMPANY
           PURSUANT TO THE OFFER TO PURCHASE DATED SEPTEMBER 2, 1998

  THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS EXPIRE AT 12:00 MIDNIGHT,
 NEW YORK CITY TIME, ON WEDNESDAY, SEPTEMBER 30, 1998, UNLESS THE OFFER IS
 EXTENDED.


                       The Depositary for the Offer is:

                         HARRIS TRUST AND SAVINGS BANK

                                          By Registered or Certified Mail:
    By Hand or Overnight Delivery:


                                            Harris Trust and Savings Bank
     Harris Trust and Savings Bank      c/o Harris Trust Company of New York
 c/o Harris Trust Company of New York               P.O. Box 1010
      88 Pine Street, 19th Floor                 Wall Street Station
          New York, NY 10005                   New York, NY 10268-1010

                          By Facsimile Transmission:
                                (212) 701-7636

                  Confirm Receipt of Facsimile by Telephone:
                                (212) 701-7624

                             For Information Call:
                                (800) 245-7630

                               ---------------

  THIS LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, SHOULD
BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

                NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
       (Please fill in, if blank, exactly as name(s) appear(s) on Share certificate(s))
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                        DESCRIPTION OF SHARES TENDERED
                          (See Instructions 3 and 4)
----------------------------------------------------------------------------------
                                TOTAL NUMBER OF SHARES
                                  EVIDENCED BY SHARE
  SHARE CERTIFICATE NUMBER(S)*      CERTIFICATE(S)     NUMBER OF SHARES TENDERED**
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

 Total Shares......................................
-------------------------------------------------------------------------------
 Indicate in this box the order (by certificate number) in which Shares are to be purchased in event of proration.*** Attach additional signed list if necessary. See Instruction 10.

                1st: ____         2nd: ____       3rd: ____
-------------------------------------------------------------------------------

 * DOES NOT need to be completed if Shares are tendered by book-entry transfer.
 ** If you desire to tender fewer than all Shares evidenced by any certificates listed above, please indicate in this column the number of Shares you wish to tender. Otherwise, all Shares evidenced by such certificates will be deemed to have been tendered. See Instruction 4.
 *** If you do not designate an order, in the event less than all Shares tendered are purchased due to proration, Shares will be selected for purchase by the Depositary.

[_CHECK]HERE IF YOUR CERTIFICATES HAVE BEEN LOST OR DESTROYED. UPON RECEIPT OF
  THIS LETTER OF TRANSMITTAL, THE DEPOSITARY WILL CONTACT YOU DIRECTLY WITH REPLACEMENT INSTRUCTIONS, OR TO EXPEDITE THE PROCESS PLEASE CALL THE HARRIS TRUST AND SAVINGS BANK AT (312) 360-5341.

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. DELIVERIES TO THE COMPANY WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY. DELIVERIES TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY.

  This Letter of Transmittal is to be completed only if (a) certificates are to be forwarded herewith, or (b) a tender of Shares (as defined below) is to be made concurrently by book-entry transfer to the account maintained by Harris Trust and Savings Bank (the "Depositary") at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to Section 3 of the Offer to Purchase (as defined below). Shareholders who wish to tender Shares pursuant to the Offer (as defined below) and who cannot deliver the certificates to the Depositary prior to the Expiration Date (as defined in the Offer to Purchase (as defined below)), or who cannot complete the procedure for book-entry transfer on a timely basis, or who cannot deliver a Letter of Transmittal and all other required documents to the Depositary prior to the Expiration Date must, in each case, tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2.


 [_CHECK]HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
   TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

  Name of Tendering Institution: ____________________________________________

  Account Number: ___________________________________________________________

  Transaction Code Number: __________________________________________________

 [_CHECK]HERE IF CERTIFICATES FOR TENDERED SHARES ARE BEING DELIVERED
   PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

  Name(s) of Registered Owner(s): ___________________________________________

  Date of Execution of Notice of Guaranteed Delivery: _______________________

  Name of Institution that Guaranteed Delivery: _____________________________

  Account Number (if any): __________________________________________________

  Transaction Code Number (if any): _________________________________________

                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.
             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

  The undersigned hereby tenders to Knape & Vogt Manufacturing Company, a Michigan corporation (the "Company"), shares of the Company's Common Stock, par value $2.00 per share (the "Common Stock" or "Shares"), represented by the above-described certificates for Common Stock or Class B Common Stock, par value $2.00 per share ("Class B Common Stock"), at the price per Share indicated in this Letter of Transmittal, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Company's Offer to Purchase, dated September 2, 1998 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, as amended or supplemented from time to time, together constitute the "Offer"). Each share of Class B Common Stock is convertible into one Share. In order to participate in the Offer, holders of Class B Common Stock must guarantee their delivery of Shares by delivering Class B Common Stock in the same manner as Common Stock is to be delivered, except that Class B Common Stock cannot be delivered by book-entry delivery. Class B Common Stock will be automatically converted to Common Stock upon acceptance for payment of the Shares tendered.

  Subject to, and effective upon, acceptance for payment of the Shares tendered hereby in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to all the Shares that are being tendered hereby, and orders the registration of such Shares if done by book-entry transfer and hereby irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Depositary also acts as the agent of the Company) with respect to such Shares with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

    (a) deliver certificate(s) for such Shares or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility, together in either such case with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company upon receipt by the Depositary, as the undersigned's agent, of the aggregate Purchase Price (as defined below) with respect to such Shares;

    (b) convert Class B Common Stock to Common Stock upon acceptance for payment of the Shares tendered which are related thereto;

    (c) present certificates for such Shares for cancellation and transfer on the Company's books; and

    (d) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, subject to the next paragraph, all in accordance with the terms of the Offer.

  The undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and further represents and warrants to the Company that:

    (a) the undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that:

      (i) the undersigned has a "net long position" in Common Stock or equivalent securities at least equal to the Shares tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and

      (ii) such tender of Shares complies with Rule 14e-4;

    (b) when and to the extent the Company accepts such Shares for purchase, the Company will acquire good, marketable, and unencumbered title to them, free and clear of all restrictions, security interests, liens, charges, encumbrances, conditional sales agreements, or other obligations relating to their sale or transfer, and not subject to any adverse claim;

    (c) on request, the undersigned will execute and deliver any additional documents the Depositary or the Company deems necessary or desirable to complete the assignment, transfer and purchase of the Shares tendered hereby; and

    (d) the undersigned has read and agrees to all of the terms of the Offer.

  The Company's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and the Company upon terms and subject to the conditions of the Offer.

  All authorities conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy, and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

  The name(s) and address(es) of the registered holder(s) should be printed above, if they are not already printed above, exactly as they appear on the certificates related to the Shares tendered hereby. The certificate numbers, the number of Shares represented by such certificates, and the number of Shares that the undersigned wishes to tender, should be set forth in the appropriate boxes above. The price at which such Shares are being tendered should be indicated in the box below.

  The undersigned understands that the Company will, upon the terms and subject to the conditions of the Offer, determine a single per Share price (not in excess of $22.00 nor less than $19.00 per Share) net to the seller in cash, without interest thereon (the "Purchase Price"), that it will pay for Shares properly tendered and not properly withdrawn prior to the Expiration Date pursuant to the Offer, taking into account the number of Shares so tendered and the prices (in multiples of $.125) specified by tendering shareholders. The undersigned understands that the Company will select the lowest Purchase Price that will allow it to buy 1,200,000 Shares (or such lesser number of Shares as are properly tendered at prices not in excess of $22.00 nor less than $19.00 net per Share) pursuant to the Offer. The undersigned understands that all Shares properly tendered at prices at or below the Purchase Price and not properly withdrawn prior to the Expiration Date will be purchased at the Purchase Price, upon the terms and subject to the conditions of the Offer, including its proration and conditional tender provisions, and that the Company will return all certificates related to Shares not purchased (including Class B Common Stock returned as Class B Common Stock) pursuant to the Offer, including certificates related to Shares tendered at prices greater than the Purchase Price and not properly withdrawn prior to the Expiration Date and Shares not purchased because of proration or conditional tender.

  The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Shares tendered or may accept for payment fewer than all of the Shares tendered hereby. In any such event, the undersigned understands that any certificate(s) delivered herewith but not tendered or not purchased will be returned to the undersigned at the address indicated above, unless otherwise indicated under the "Special Payment Instructions" or "Special Delivery Instructions" below. Class B Common Stock delivered but not converted to Common Stock, will be returned as Class B Common Stock. The undersigned recognizes that the Company has no obligation, pursuant to the Special Payment Instructions, to transfer any certificate for Shares (or equivalent securities) from the name of its registered holder, or to order the registration or transfer of Shares tendered by book-entry transfer, if the Company purchases none of the Shares represented by such certificate or tendered by such book-entry transfer.

  The check for the aggregate Purchase Price for such of the Shares tendered hereby as are purchased will be issued to the order of the undersigned and mailed to the address indicated above, unless otherwise indicated under the Special Payment Instructions or the Special Delivery Instructions below.

        PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED
                              (SEE INSTRUCTION 5)

      CHECK ONLY ONE BOX. IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS
                 CHECKED, THERE IS NO PROPER TENDER OF SHARES

(Shareholders who desire to tender Shares at more than one price must complete a separate Letter of Transmittal for each price at which Shares are tendered.)


SHARES TENDERED AT PRICE DETERMINED BY DUTCH AUCTION:

[_The]undersigned wants to maximize the chance of having the Company purchase all Shares the undersigned is tendering (subject to the possibility of proration). Accordingly, by checking this BOX INSTEAD OF ONE OF THE PRICES BELOW, the undersigned hereby tenders Shares and is willing to accept the Purchase Price resulting from the Dutch auction tender process. This action will result in receiving a price per Share as low as $19.00 or as high as $22.00.

                                      OR

SHARES TENDERED AT PRICE DETERMINED BY SHAREHOLDER:

 By checking ONE of the boxes below INSTEAD OF THE BOX ABOVE, the undersigned hereby tenders Shares at the price checked. This action could result in none of the Shares being purchased if the Purchase Price for the Shares is less than the price checked. A shareholder who desires to tender Shares at more than one price must complete a separate Letter of Transmittal for each price at which Shares are tendered. The same Shares cannot be tendered at more than one price.

  PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED

   [_]$19.000       [_]$19.625         [_]$20.250         [_]$20.875         [_]$21.500
   [_]$19.125       [_]$19.750         [_]$20.375         [_]$21.000         [_]$21.625
   [_]$19.250       [_]$19.875         [_]$20.500         [_]$21.125         [_]$21.750
   [_]$19.375       [_]$20.000         [_]$20.625         [_]$21.250         [_]$21.875
   [_]$19.500       [_]$20.125         [_]$20.750         [_]$21.375         [_]$22.000


                              CONDITIONAL TENDER
                              (SEE INSTRUCTION 9)

   A tendering Shareholder may condition the tender of Shares upon the purchase by the Company of a specified minimum number of Shares tendered hereby, all as described in the Offer to Purchase, particularly Section 6 thereof. Except as set forth in Section 6 of the Offer to Purchase, unless at least a minimum number of Shares is purchased by the Company pursuant to the terms of the Offer, none of the Shares tendered hereby will be purchased. It is the tendering Shareholder's responsibility to calculate and appropriately indicate a minimum number of Shares, and each Shareholder is urged to consult a tax advisor. Unless this box is completed and a minimum number specified, the tender will be deemed unconditional.

 [_CHECK]HERE IF TENDER OF SHARES IS CONDITIONAL ON THE COMPANY PURCHASING
   ALL OR A MINIMUM NUMBER OF THE TENDERED SHARES AND COMPLETE THE FOLLOWING:

 Minimum number of Shares to be sold:

                                    ODD LOTS
                              (SEE INSTRUCTION 8)

 To be completed ONLY if the Shares are being tendered by or on behalf of a person owning beneficially or of record an aggregate of fewer than 100 Shares (excluding Shares attributable to the individual accounts under the Knape & Vogt Manufacturing Company Employees' Retirement Savings Plan). The undersigned either (check one box):

 [_]is the beneficial or record owner of an aggregate of fewer than 100 Shares
    (excluding Shares attributable to the individual accounts under the Knape & Vogt Manufacturing Company Employees' Retirement Savings Plan), all of which are being tendered; or

 [_]is a broker dealer, commercial bank, trust company, or other nominee that
    (a) is tendering for the beneficial owner(s) thereof, Shares with respect to which it is the record holder and (b) believes, based upon representations made to it by such beneficial owner(s), that each such person is the beneficial owner of an aggregate of fewer than 100 Shares (excluding Shares attributable to the individual accounts under the Knape & Vogt Manufacturing Company Employees' Retirement Savings Plan) and is tendering all of such Shares.

                ODD LOT SHARES CANNOT BE CONDITIONALLY TENDERED




    SPECIAL PAYMENT INSTRUCTIONS              SPECIAL DELIVERY INSTRUCTIONS
(SEE INSTRUCTIONS 1, 4, 6, 7 AND 11)       (SEE INSTRUCTIONS 1, 4, 6, 7 AND 11)


 To be completed ONLY if                   To be completed ONLY if
 certificates for Shares not               certificates for Shares not
 tendered or not purchased and/or          tendered or not purchased and/or
 any check for the aggregate               any check for the Purchase Price of
 Purchase Price of Shares purchased        Shares purchased are to be mailed
 are to be issued in the name of and       to someone other than the
 sent to someone other than the            undersigned or to the undersigned
 undersigned.                              at an address other than that shown
                                           above.


 Issue:  [_] Check to:
 [_] Certificates to:                      Mail:  [_] Check to:
                                           [_] Certificates to:


 Name(s) ____________________________
            (Please Print)                 Name(s) ____________________________
                                                      (Please Print)


 Address ____________________________
          (Include Zip Code)               Address ____________________________
                                                    (Include Zip Code)


 ------------------------------------
  (Taxpayer Identification or Social       ------------------------------------
           Security Number)                 (Taxpayer Identification or Social
                                                     Security Number)




                       KNAPE & VOGT MANUFACTURING COMPANY
                           DIVIDEND REINVESTMENT PLAN
                              (SEE INSTRUCTION 16)

   This section is completed ONLY if Shares held in the Knape & Vogt Manufacturing Company Dividend Reinvestment Plan are to be tendered.

 [_]By checking this box, the undersigned represents that the undersigned is a participant in the Dividend Reinvestment Plan and hereby instructs the Depositary to tender on behalf of the undersigned the following number of Shares (including fractional Shares, if any) credited to Dividend Reinvestment Plan account of the undersigned at the Purchase Price per Share indicated above under this item "Price (in Dollars) per Share at
    which Shares are Being Tendered"             Shares (1).

                  --------------------------------------------

   (1) The undersigned understands and agrees that all Shares held in the Dividend Reinvestment Plan Account(s) of the undersigned will be tendered if the above box is checked and the space above is left blank.

                                PLEASE SIGN HERE
                     (TO BE COMPLETED BY ALL SHAREHOLDERS)
               (PLEASE COMPLETE AND RETURN THE ENCLOSED FORM W-9)

 (Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or another person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 6.)

 ------------------------------------------------------------------------------
                           (Signature(s) of Owner(s))

 Dated:  , 1998

 Name(s): _____________________________________________________________________
                                 (Please Print)

 Capacity (full title): _______________________________________________________

 Address: _____________________________________________________________________
                               (Include Zip Code)

 Area Code(s) and Telephone Number(s): ________________________________________

 Taxpayer Identification or Social Security Number: ___________________________
                                                  (see substitute Form W-9)

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 6)

 Name of Firm: ________________________________________________________________

 Authorized Signature: ________________________________________________________

 Name: ________________________________________________________________________
                                 (Please Print)

 Title: _______________________________________________________________________

 Address: _____________________________________________________________________
                               (Include Zip Code)

 Area Code and Telephone Number: ______________________________________________

 Dated:  , 1998

                                 INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. Guarantee of Signatures. All signatures on this Letter of Transmittal must be guaranteed by a financial institution (including commercial banks, savings and loan associations, and brokerage houses) that is a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Agreement") (an "Eligible Institution") unless:

  (a) this Letter of Transmittal is signed by the registered holder of the Shares tendered (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of such Shares) exactly as the name of the registered holder appears on the certificate tendered with this Letter of Transmittal and payment and delivery are to be made directly to such owner unless such owner has completed either the box entitled "Special Payment Instructions" or "Special Delivery Instructions" above; or

  (b) such Shares are tendered for the account of an Eligible Institution. See Instruction 6.

  2. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be used only if certificates are delivered with it to the Depositary (or such certificate will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary) or if a tender for Shares is being made concurrently pursuant to the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. The Depositary must receive (a) properly completed and duly executed Letter of Transmittal or a facsimile thereof in accordance with the instructions of the Letter of Transmittal, including any required signature guarantees, certificates, and any other documents required by the Letter of Transmittal, on or prior to the Expiration Date at one of its addresses set forth on the back cover of the Offer to Purchase, (b) such Shares delivered pursuant to the procedures for book-entry transfer described in Section 3 of the Offer to Purchase (and a confirmation of such delivery is received by the Depositary, including an Agent's Message, if the tendering shareholder has not delivered a Letter of Transmittal) or (c) such Shares validly tendered through the Book-Entry Transfer Facility's Automated Tender Offer Program ("ATOP"), prior to the Expiration Date. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to, and received by the Depositary and forming a part of the Book-Entry Confirmation (as defined in Section 3 of the Offer to Purchase), which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the Shares that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Company may enforce such agreement against the participant. If certificates are to be forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

  Participants in the Book-Entry Transfer Facility may tender their Shares in accordance with ATOP, to the extent it is available to such participants for the Shares they wish to tender. A shareholder tendering through ATOP must expressly acknowledge that the shareholder has reviewed and agreed to be bound by the Letter of Transmittal and that the Letter of Transmittal may be enforced against such shareholder.

  Shareholders whose certificates are not immediately available or who cannot deliver certificates and all other required documents to the Depositary before the Expiration Date, or whose Shares cannot be delivered on a timely basis pursuant to the procedure for book-entry transfer, must, in any such case, tender their Shares by or through any Eligible Institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery (or facsimile of it) and by otherwise complying with the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution,
(b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Company (with any required signature guarantees) must be received by the Depositary prior to the Expiration Date, and (c) certificates for all physically delivered Shares or Class B Common Stock in proper form for transfer by delivery, or in the case of Shares by confirmation of a book-entry transfer, into Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, in each case together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signature guarantees (or, in the case of book-entry transfer an Agent's Message or, in the case of a tender through ATOP, the specified acknowledgment), and all other documents required by this Letter of Transmittal, must be received by the Depositary within three NASDAQ trading days after receipt by the Depositary of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

  The Notice of Guaranteed Delivery may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Depositary and must include a signature guarantee by an Eligible Institution in the form set forth in such Notice. For Shares to be tendered validly pursuant to the guaranteed delivery procedure, the Depositary must receive the Notice of Guaranteed Delivery on or before the Expiration Date.

  THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES, THE LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS, IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER, AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY.

  The Company will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional Shares, except as expressly provided in the Offer to Purchase. All tendering shareholders, by execution of this Letter of Transmittal (or a facsimile of it), waive any right to receive any notice of the acceptance of their tender. DELIVERY OF DOCUMENTS TO THE BOOK ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

  3. Inadequate Space. If the space provided in the box captioned "Description of Shares Tendered" is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

  4. Partial Tenders and Unpurchased Shares. (Not applicable to shareholders who tender by book-entry transfer.) If fewer than all of the Shares evidenced by or to be converted from any certificate are to be tendered, fill in the number of Shares that are to be tendered in the column entitled "Number of Shares Tendered," in the box captioned "Description of Shares Tendered." In such case, if any tendered Shares are purchased, a new certificate for the remainder of the Shares including any Shares not purchased or equivalent securities not converted evidenced by the old certificate(s) will be issued and sent to the registered holder(s), unless otherwise specified in either the "Special Payment Instructions" or "Special Delivery Instructions" box on this Letter of Transmittal, as soon as practicable after the expiration or termination of the Offer. Unless otherwise indicated, all Shares represented by the certificate(s) listed and delivered to the Depositary will be deemed to have been tendered.

  5. Indication of Price at which Shares are Being Tendered. For Shares to be properly tendered, the shareholder MUST check either the box under "Shares Tendered at Price Determined by Dutch Auction" or one of the boxes under "Shares Tendered at Price Determined by Shareholder," indicating the price per Share at which he or she is tendering Shares all under "Price (In Dollars) Per Share at Which Shares Are Being Tendered" on this Letter of Transmittal. ONLY ONE BOX MAY BE CHECKED. IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED, THERE IS NO PROPER TENDER OF SHARES. A shareholder wishing to tender portions of his or her Share holdings at different prices must complete a separate Letter of Transmittal for each price at which he or she wishes to tender each such portion of his or her Shares. The same Shares cannot be tendered (unless previously properly withdrawn as provided in Section 4 of the Offer to Purchase) at more than one price.

  6. Signatures on Letter of Transmittal, Stock Powers and Endorsements.

  (a) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby or delivered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

  (b) If the Shares are registered in the names of two or more joint holders, each such holder must sign this Letter of Transmittal.

  (c) If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles of it) as there are different registrations of certificates.

  (d) When this Letter of Transmittal is signed by the registered holder(s) of the Shares (or equivalent securities) listed and transmitted hereby, no endorsement(s) of certificate(s) representing such Shares or separate stock power(s) are required unless payment is to be made or the certificate(s) not tendered or not purchased are to be issued to a person other than the registered holder(s). SIGNATURE(S) ON SUCH CERTIFICATE(S) MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, or if payment is to be made or the certificate(s) not tendered or not purchased are to be issued to a person other than the registered holder(s), the certificate(s) must be endorsed or accompanied by appropriate stock power(s), in either case signed exactly as the name(s) of the registered holder(s) appears on the certificate(s), and the signature(s) on such certificate(s) or stock power(s) must be guaranteed by an Eligible Institution. See Instruction 1.

  (e) If this Letter of Transmittal or any certificate(s) or stock power(s) are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company of their authority so to act.

  7. Stock Transfer Taxes. Except as provided in this Instruction 7, no stock transfer tax stamps or funds to cover such stamps need accompany this Letter of Transmittal. The Company will pay or cause to be paid any stock transfer taxes payable on the transfer to it of Shares purchased pursuant to the Offer. If, however:

  (a) payment of the aggregate Purchase Price for Shares tendered hereby and accepted for purchase is to be made to any person other than the registered holder(s);

  (b) certificates not tendered or not accepted for purchase are to be registered in the name(s) of any person(s) other than the registered holder(s); or

  (c) tendered certificates are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal;

then the Depositary will deduct from such aggregate Purchase Price the amount of any stock transfer taxes (whether imposed on the registered holder, such other person or otherwise) payable on account of the transfer to such person, unless satisfactory evidence of the payment of such taxes or any exemption from them is submitted. See Section 5 of the Offer to Purchase.

  8. Odd Lots. As described in Section 1 of the Offer to Purchase, if the Company is to purchase fewer than all Shares tendered before the Expiration Date and not properly withdrawn, the Shares purchased first will consist of all Shares tendered by any shareholders who own of record or own beneficially an aggregate of fewer than 100 Shares (excluding Shares attributable to the individual accounts under the Knape & Vogt Manufacturing Company Employee's Retirement Savings Plan), and who tender all of their Shares at or below the Purchase Price ("Odd Lot Owner"). Partial tenders will not qualify for this preference and this preference will not be available unless the box captioned "Odd Lots" in this Letter of Transmittal and the Notice of Guaranteed Delivery, if any, is completed.

  9. Conditional Tenders. As described in Sections 1 and 6 of the Offer to Purchase, shareholders may condition their tenders on all or a minimum number of their tendered Shares being purchased ("Conditional Tenders"). If the Company is to purchase less than all Shares tendered before the Expiration Date and not properly withdrawn, the Depositary will perform a preliminary proration, and any Shares tendered at or below the Purchase Price pursuant to a Conditional Tender for which the condition was not satisfied shall be deemed withdrawn, subject to reinstatement if such conditionally tendered Shares are subsequently selected by random lot for purchase subject to Sections 1 and 6 of the Offer to Purchase. Conditional tenders will be selected by lot only from shareholders who tender all of their Shares.

All tendered shares shall be deemed unconditionally tendered unless the "Conditional Tender" box is completed. The Conditional tender alternative is made available so that a shareholder may assure that the purchase of Shares from the shareholder pursuant to the Offer will be treated as a sale of such Shares by the shareholder, rather than the payment of a dividend to the shareholder, for federal income tax purposes. Odd Lot Shares, which will not be subject to proration, cannot be conditionally tendered. It is the tendering shareholder's responsibility to calculate the minimum number of Shares that must be purchased from the shareholder in order for the shareholder to qualify for sale (rather than dividend) treatment, and each shareholder is urged to consult his or her own tax advisor.

  10. Order of Purchase in Event of Proration. As described in Section 1 of the Offer to Purchase, shareholders may designate the order in which their Shares are to be purchased in the event of proration. The order of purchase may have an effect on the federal income tax treatment of the Purchase Price for the Shares purchased. See Sections 1 and 13 of the Offer to Purchase.

  11. Special Payment and Delivery Instructions. If a check for the Purchase Price of any Shares tendered hereby is to be issued in the name of, and/or any certificates not tendered or not accepted for purchase are to be returned to, a person other than the signer of the Letter of Transmittal or if such certificates and/or checks are to be mailed to someone other than the person signing the Letter of Transmittal or to the signer at a different address, the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instruction 1. Shareholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such shareholder at the Book-Entry Transfer Facility.

  12. Irregularities. All questions as to the number of Shares to be accepted, the price to be paid therefor and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Company in its sole discretion, which determinations shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders of Shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular Shares, and the Company's interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties. No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the Dealer Manager (as defined in the Offer to Purchase), the Depositary, the Information Agent (as defined in the Offer to Purchase) or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

  13. Dividend Reinvestment Plan. If a shareholder desires to tender Shares (including fractional shares, if any) credited to the shareholder's account under the Company's Dividend Reinvestment Plan, the box captioned "Knape & Vogt Manufacturing Company Dividend Reinvestment Plan" should be completed. A participant in the Dividend Reinvestment Plan may complete such box on only one Letter of Transmittal submitted by such participant. If a participant submits more than one Letter of Transmittal and completes such box on more than one Letter of Transmittal, the participant will be deemed to have elected to tender all Shares (including fractional shares, if any) credited to the shareholder's account under the Dividend Reinvestment Plan at the lowest price specified in such Letters of Transmittal.

  If a shareholder tenders Shares held in the Dividend Reinvestment Plan, all such Shares credited to such shareholder's account(s), including fractional Shares, will be tendered, unless otherwise specified above under the box "Knape & Vogt Manufacturing Company Dividend Reinvestment Plan." In the event that box is not completed, no Shares held in the tendering shareholder's account will be tendered.

  14. Questions and Requests for Assistance and Additional Copies. Questions and requests for assistance may be directed to, or additional copies of the Offer to Purchase, the Notice of Guaranteed Delivery and this Letter of Transmittal may be obtained from, the Information Agent or the Dealer Manager at their addresses and telephone numbers set forth at the end of this Letter of Transmittal or from your broker, dealer, commercial bank or trust company.

  15. Form W-9 and Form W-8. Under the federal income tax backup withholding rules, unless an exemption applies under the applicable law and regulations, 31% of the gross proceeds payable to a shareholder or other payee pursuant to the Offer must be withheld and remitted to the United States Treasury, unless the shareholder or other payee provides his or her taxpayer identification number (employer identification number or social security number) to the Depositary and certifies that such number is correct. Therefore, each tendering shareholder should complete and sign the Substitute Form W-9 included as part of the Letter of Transmittal so as to provide the information and certification necessary to avoid backup withholding, unless such shareholder otherwise establishes to the satisfaction of the Depositary that it is not subject to backup withholding. Certain shareholders (including, among others, all corporations and certain foreign individuals are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that individual must submit an IRS Form W-8 or a Substitute Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Depositary.

  16. Withholding on Foreign Shareholders. Even if a foreign shareholder has provided the required certification to avoid backup withholding, the Depositary will withhold federal income taxes equal to 30% of the gross payments payable to a foreign shareholder or his agent unless the Depositary determines that an exemption from or a reduced rate of withholding is available pursuant to a tax treaty or that an exemption from withholding is applicable because such gross proceeds are effectively connected with the conduct of a trade or business in the United States. For this purpose, a foreign shareholder is a shareholder that is not (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States, any State or any political subdivision thereof or (iii) any estate or trust the income of which is subject to United States federal income taxation regardless of the source of such income. In order to obtain a reduced rate of withholding pursuant to a tax treaty, a foreign shareholder must deliver to the Depositary a properly completed Form 1001. In order to obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the Offer are effectively connected with the conduct of a trade or business within the United States, a foreign shareholder must deliver to the Depositary a properly completed Form 4224. The Depositary will determine a shareholder's status as a foreign shareholder and eligibility for a reduced rate of, or an exemption from, withholding by reference to outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (e.g., Form 1001 or Form 4224) unless facts and circumstances indicate that such reliance is not warranted. A foreign shareholder may be eligible to obtain a refund of all or a portion of any tax withheld if such shareholder meets the "complete redemption," "substantially disproportionate" or "not essentially equivalent to a dividend" test described in Section 13 of the Offer to Purchase or is otherwise able to establish that no tax or a reduced amount of tax is due. Backup withholding generally will not apply to amounts subject to the 30% or treaty-reduced rate of withholding. Foreign shareholders are urged to consult their tax advisors regarding the application of federal income tax withholding, including eligibility for a withholding tax reduction or exemption and refund procedures.

  IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE THEREOF) TOGETHER WITH SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER, OR, IN THE CASE OF TRANSFER THROUGH ATOP, A SPECIFIC ACKNOWLEDGMENT, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, PRIOR TO THE EXPIRATION DATE.

                  PAYER'S NAME: HARRIS TRUST AND SAVINGS BANK
-------------------------------------------------------------------------------
                   PART 1--Taxpayer Identification
                   Number--for all accounts, enter
                   taxpayer identification number in
                   the box at right and certify by
                   signing and dating below.

SUBSTITUTE                                              TIN: ___________
FORM W-9                                                Social Security
                                                           Number or
                                                            Employer
                                                         Identification
                                                           Number (If
                                                         awaiting TIN,
                                                         write "Applied
                                                             For")

Department of the Treasury, Internal Revenue Service


                   Note: If the account is in more
                   than one name, see the chart in
                   the enclosed Guidelines to
                   determine which number to give the
                   payer.
PAYER'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER ("TIN")



                  -------------------------------------------------------------
                   PART 2--For payees exempt from
                   backup withholding, please write
                   "EXEMPT" here (see the enclosed
                   Guidelines):
                                                        ----------------

-------------------------------------------------------------------------------
 PART 3--Certification--UNDER PENALTIES OF PERJURY, I CERTIFY THAT: (1)
 The number shown on this form is my correct TIN (or I am waiting for a
 TIN to be issued to me), and (2) I am not subject to backup withholding because (a) I am exempt from withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
 Certification Instructions--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding. (Also see instructions in the enclosed Guidelines.)
-------------------------------------------------------------------------------

 SIGNATURE: __________________________________ DATE: ____________________



NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
     WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING (OR WILL SOON APPLY FOR) A TAXPAYER IDENTIFICATION NUMBER.


            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a TIN has not been issued to me, and either (1) I have mailed or delivered an application to receive a TIN to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

 SIGNATURE: __________________________________ DATE: ____________________

 NAME: __________________________________________________________________
                                (Please Print)

 ADDRESS: _______________________________________________________________
                              (Include Zip Code)

                    The Information Agent for the Offer is:

                               Morrow & Co., Inc.
                           445 Park Avenue, 5th Floor
                               New York, NY 10022
                           (800) 566-9061 (Toll Free)

                    Banks and Brokerage Firms, please call:
                                 (800) 662-5200

                      The Dealer Manager for the Offer is:

                     Credit Suisse First Boston Corporation
                             Eleven Madison Avenue
                            New York, NY 10010-3629
                           (800) 881-8320 (Toll Free)